UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported):  July 30, 2010

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50884                                                                                      94-3120386

(Commission File Number)                                               (IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri                                                   63108

(Address of Principal Executive Offices)                                                              (Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

Stereotaxis, Inc. is filing this Form 8-K/A solely to correct a typographical error in Exhibit 10.1 filed with the original Form 8-K, filed on July 30, 2010, concerning the Fifth Amendment to the Development Alliance and Supply Agreement dated July, 30, 2010 by and between Stereotaxis, Inc. and Biosense Webster, Inc. (the “Agreement”), to reflect that both parties executed the Agreement on July 30, 2010. The Exhibit has been re-filed herewith.

Item 1.01.        Entry into a Material Definitive Agreement

A copy of the Agreement is being filed as Exhibit 10.1 hereto and the information contained therein is incorporated by reference herein.

Item 9.01.       Financial Statements and Exhibits.

Exhibits
10.1	Fifth Amendment to the Development Alliance and Supply Agreement, dated July, 30, 2010 by and between Stereotaxis, Inc. and Biosense Webster, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: August 3, 2010	By:	/s/ Daniel J. Johnston
Name: Daniel J. Johnston
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
10.1	Fifth Amendment to the Development Alliance and Supply Agreement, dated July, 30, 2010 by and between Stereotaxis, Inc. and Biosense Webster, Inc.